LEHMAN BROTHERS
                              DERIVED INFORMATION

                           $925,000,000 Certificates

                          The Money store Trust 1996-C

              The Money Store, Inc. (Representative and Servicer)


          This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

SECURITIES OFERED:

 Fixed Rate HEL - to Maturity:
                                                    Approx.    Estimated  Estimated   Expected   Stated     Expected
                Approx.      Group                  Expected   WAL/MDUR   Principal    Final     Final       Ratings
 Securities     Size          No.     Benchmark      Price       (yrs)    Pmt. Window  Maturity  Maturity    Moody's/S&P
Class A-1 (1)   $119,933,000  I       Curve         100.000%     0.90/0.84   22 months  7/15/98    8/15/08    Aaa/AAA
Class A-2 (1)   $ 27,566,000  I       2 Yr Tsy      100.000%     2.00/1.81    6 months  12/15/98   1/15/10    Aaa/AAA
Class A-3 (1)   $ 73,943,000  I       3 Yr Tsy      100.000%     3.10/2.68   24 months  11/15/00   3/15/17    Aaa/AAA
Class A-4 (1)   $ 50,983,000  I       5 Year Tsy    100.000%     5.00/4.03   22 months   8/15/02   9/15/21    Aaa/AAA
Class A-5 (1)   $111,625,000  I       1 mo LIBOR    100.000%     1.95/1.78   57 months   6/15/01   2/15/19    Aaa/AAA
Class A-6 (1)   $ 49,685,000  I       Curve         100.000%     7.00/5.21   32 months   3/15/05   6/15/24    Aaa/AAA
Class A-7 (1)   $ 41,265,000  I       10 Yr Tsy     100.000%    11.01/7.03  103 months   9/15/13   1/15/28    Aaa/AAA

ARM - to Maturity:
                                                    Approx.   Estimated    Estimated    Expected   Stated    Expected
               Approx.      Group                   Expected    WAL          Principal    Final      Final      Ratings
Securities     Size          No.     Benchmark      Price      (yrs)        Pmt. Window  Maturity   Maturity   Moody's/S&P
Class A-8 (2) $215,000,000    II      1 mo LIBOR    100.000%     2.10/1.91   64 months   1/15/02    7/15/24   Aaa/AAA

Class A-9 (2) $ 60,000,000    II      1 mo LIBOR    100.000%     8.42/6.48  151 months   7/15/14    1/15/28   Aaa/AAA

Home Improvement - to Maturity:
                                                    Approx.    Estimated    Estimated    Expected   Stated    Expected
               Approx.      Group                    Expected   WAL/MDUR     Principal    Final      Final     Ratings
Securities     Size         No.      Benchmark       Price       (yrs)       Pmt. Window  Maturity   Maturity  Moody's/S&P\
Class A-10(3) $ 63,091,000  III      1 mo LIBOR     100.000%    1.00/0.95    25 months    10/15/98   10/15/06  Aaa/AAA
Class A-11(3) $ 35,637,000  III      3 Yr Tsy       100.000%    3.00/2.61    26 months    11/15/00    7/15/10  Aaa/AAA
Class A-12(3) $ 17,272,000  III      5 Yr Tsy       100.000%    5.00/4.05    23 months     9/15/02    6/15/13  Aaa/AAA
Class A-13(3) $ 15,073,000  III      Curve          100.000%    7.00/5.25    28 months    12/15/04    8/15/15  Aaa/AAA
Class A-14(3) $ 18,927,000  III      10 Yr Tsy      100.000%   11.26/7.16   123 months     2/15/15    1/15/23  Aaa/AAA

Multifamily Loans - to Maturity:
Class A-15(4) $ 25,000,000  IV       Curve          100.000%    6.75/4.38   327 months    12/15/23    10/15/27 Aaa/AAA

(1) Prepayments are 2.3% CPR in month one increasing by 2.3% CPR each month to 23%
    by month 10, remaining at 23% CPR subsequent to month 10.
(2) Prepayments are 2.5% CPR in month one increasing by 2.5% CPR each month to 25% CPR by month 10, remaining at 25% CPR subsequent to month 10.
(3) Prepayments are 1.7% CPR in month one increasing by 1.7% CPR each month to 17% CPR by month 10, remaining at 17% CPR subsequent to month 10.
(4) Prepayments equal 2% CPR from months 1 through 48 and a constant 10% beginning on the 49th month.

Fixed Rate HEL - to 10% Call:
                                                    Approx.    Extimated    Estimated     Expected      Stated    Expected
             Approx.       Group                    Expected   WAL/MDUR     Principal     Final         Final     Ratings
Securities   Size.          No.    Benchmark        Price       (yrs)       Pmt. Window   Maturity      Maturity  Moody's/S&P
Class A-7(1) $ 41,265,000   I     10 Yr Tsy         100.000%   8.86/6.14     6 months     8/15/05       1/15/28   Aaa/AAA

ARM - to 10% Call:
                                                    Approx.    Estimated    Estimated     Expected      Stated    Expected
             Approx        Group                    Expected    WAL         Principal      Final         Final    Ratings
Securites    Size           No.   Benchmark         Price       (yrs)       Pmt. Window    Maturity     Maturity  Moody's/S&P

Class A-9(2) $ 60,000,000   II    1 mo LIBOR        100.000%    7.50/6.00   44 months      8/15/05       1/15/28  Aaa/AAA

Multifamily Loans - to 10% Call:
                                                    Approx.    Estimated    Estimated      Expected      Stated   Expected
              Approx.        Group                  Expected   WAL/MDUR     Principal      Final         Final    Ratings
Securities    Size           No.   Benchmark        Price      (yrs)       Pmt. Window    Maturity      Maturity Moody's/S&P
Class A-15(4) $ 25,000,000   IV    Curve            100.000%   5.13/3.83    107 months     8/15/05      10/15/27   Aaa/AAA

(1) Prepayments are 2.3% CPRin month one increasing by 2.3% CPR each month to 23%
    CPR by month 10, remaining at 23% CPR subsequent to month 10.
(2) Prepayments are 2.5% CPR in month one increasing by 2.5%CPR each month to 25%
    CPR by month 10, remaining at 25% CPR subsequent to month 10.
(3) Prepayments are 1.7% CPR in month one increasing by 1.7% CPR each month to 17%
    CPR by month 10, remaining at 17% CPR subsequent to month 10.
(4) Prepayments equal 2% CPR from months 1 through 48 and a constant 10% CPR beginning on the 49th month.

                             PROJECTED PERFORMANCE
                      Under Varying Prepayment Assumptions

GROUP I LOANS
TO MATURITY
% of Prepayment assumption    50.0%      75.0%      100.0%     125.0%     150.0%     200.0%
Implied Seasoned CPR          11.5%      17.3%      23.0%      28.8%      34.5%      46.0%

Class A-1
Avg Life (yrs)                1.51        1.12      0.90       0.77        0.67      0.55
Mod Duration (yrs)            1.37        1.03      0.84       0.72        0.63      0.52
Window (begin-end)(mths)      1-39        1-28      1-22       1-18        1-15      1-12
Expected Final Maturity      12/15/99    1/15/99   7/15/98    3/15/98     12/15/97  9/15/97
Yield at 100.000%             6.68        6.62      6.56       6.51        6.46      6.37

Class A-2
Avg Life (yrs)                3.65        2.58      2.00       1.63        1.38        1.06
Mod Duration (yrs)            3.13        2.29      1.81       1.49        1.28        0.99
Window (begin-end)(mths)      39-50      28-35      22-27     18-22       15-19      12-14
Expected Final Maturity     11/15/90     8/15/99   12/15/98   7/15/98    4/15/98    11/15/97
Yield at 100.000%             6.89        6.86      6.83       6.80        6.77       6.70

Class A-3
Avg. Life (yrs)               5.72        4.05      3.10       2.50        2.08       1.54
Mod Duration (yrs)            4.52        3.39      2.68       2.21        1.86       1.41
Window (begin-end)mths)      50-92       35-65     27-50      22-40       19-33      14-24
Expected Final Maturity      5/15/04     2/15/02  11/15/00    1/15/00    6/15/99     9/15/98
Yield at 100.000%             7.12        7.10      7.08       7.06        7.03        6.99

Class A-4
Avg. Lif (yrs)                9.04        6.53      5.00       4.00        3.31        2.36
Mod Duration (yrs)            6.35        4.99      4.03       3.34        2.83        2.09
Window (begin-end)(mths)     92-125      65-92     50-71      40-57       33-47       24-34
Expected Final Maturity     2/15/07     5/15/04    8/15/02    6/15/01    8/15/00     7/15/99
Yield @ 100.000%              7.50        7.48      7.47       7.46        7.44        7.40

Class A-5
Avg. Lif (yrs)                3.51        2.51      1.95        1.59       1.34        1.02
Mod Duration (yrs)            3.01        2.24      1.78        1.48       1.26        0.97
Window (begin-end)(mths)     1-104        1-75      1-57        1-46       1-38        1-27
Expected Final Maturity     5/15/05      2/15/02   6/15/01     7/15/00   11/15/99    12/15/98
Yield @ 100.000%              5.74        5.74      5.74        5.74       5.74        5.74

GROUP I LOANS
TO MATURITY

% of Prepayment Assumption      50.0%      75.0%    100.0%      125.0%      150.0%     200.0%
Implied Seasoned CPR            11.5%      17.3%     23.0%       28.8%       34.5%      46.0%


Class A-6
Avg. Life (yrs)                12.06       9.05      7.00         5.61        4.63        3.33
Mod Duration (yrs)              7.57       6.27      5.21         4.39        3.75        2.83
Window (begin-end)(mths)     125-170     92-130    71-102        57-82       47-68       34-49
Expected Final Maturity     11/15/10    7/15/07   3/15/05      7/15/03     5/15/02    10/15/00
Yield @ 100.000%                7.79       7.78      7.77         7.76        7.75        7.72

Class A-7
Avg. Life (yrs)                18.15      13.83     11.01         8.97        7.44        5.34
Mod Duration (yrs)              9.21       8.04      7.03         6.14        5.38        4.17
Window (begin-end)(mths)     170-322    130-260   102-204       82-168      68-141      49-103
Expected Final Maturity      7/15/23    5/15/18   9/15/13      9/15/10     6/15/08     4/15/05
Yield @ 100.000%                8.00       7.99      7.99         7.98        7.97        7.96

TO 10% CLEANUP CALL
% of Prepayment Assumption      50.0%      75.0%    100.0%       125.0%     150.0%      200.0%
Implied Seasoned CPR            11.5%      17.3%     23.0%        28.8%      34.5%       46.0%

Class A-7
Avg. Life (yrs)                14.68      11.27      8.86         7.19        5.94        4.35
Mod Duration (yrs)              8.38       7.20      6.14         5.28        4.57        3.54
Window (begin-end)(mths)     170-177    130-136   102-107        82-87       68-72       49-53
Expected Final Maturity      6/15/11    1/15/08   8/15/05     12/15/03     9/15/02     2/15/01
Yield @ 100.000%                8.00       7.99      7.98         7.97        7.96        7.95

GROUP II LOANS
TO MATURITY

% of Prepayment Assumption     50.0%      75.0%    100.0%      125.0%     150.0%     200.0%
Implied Seasoned CPR           12.5%      18.8%     25.0%       31.3%      37.5%      50.0%

Class A-8
Avg. Life (yrs)                4.08       2.78      2.10        1.69       1.41       1.05
Mod Duration (yrs)             3.42       2.45      1.91        1.56       1.32       1.00
Window (begin-end)(mths)      1-128       1-86      1-64        1-50       1-41       1-28
Expected Final Maturity     5/15/07   11/15/03   1/15/02    11/15/00    2/15/00    1/15/99
Yield @ 100.000%               5.73       5.73      5.73        5.73       5.73       5.73

Class A-9
Avg. Life (yrs)               16.23      11.31      8.42        6.59       5.35       3.75
Mod Duration (yrs)            10.24       8.05      6.48        5.34       4.49       3.31
Window (begin-end)(mths)    128-336     86-277    64-214      50-169     41-137      28-95
Expected Final Maturity     9/15/24   10/15/19   7/15/14    10/15/10    2/15/08    8/15/04
Yield @ 100.000%               5.51       5.51      5.51        5.51       5.51       5.51

TO 10% CLEANUP CALL
% of Prepayment Assumption     50.0%      75.0%    100.0%      125.0%     150.0%      200.0%
Implied Seasoned CPR           12.5%      18.8%     25.0%       31.3%      37.5%       50.0%

Class A-9
Avg. Life (yrs)               13.68       9.87      7.50        5.96       4.87        3.48
Mod Duration (yrs)             9.35       7.42      6.00        4.97       4.18        3.11
Window (begin-end)(mths)    128-177     86-136    64-107       50-87      41-72       28-53
Expected Final Maturity     6/15/11    1/15/08   8/15/05    12/15/03    9/15/02     2/15/01
Yield @ 100.000%               5.51       5.51      5.51        5.51       5.51        5.51


GROUP III LOANS
TO MATURITY

% of Prepayment Assumption            50%        75.0%         100.0%        125.0%        150.0%        200.0%
Implied Seasoned CPR                 8.5%        12.8%          17.0%         21.3%         25.5%         34.0%

Class A-10
Avg. Life (yrs)                     1.55         1.20           1.00          0.87          0.78          0.66
Mod Duration (yrs)                  1.44         1.13           0.95          0.84          0.75          0.64
Window (begin-end(mths)           1 - 43       1 - 32         1 - 25        1 - 21        1 - 18        1 - 15
Expected Final Maturity          4/15/00      5/15/99       10/15/98       6/15/98       3/15/98      12/15/97
Yield @ 100.000%                    5.62         5.62           5.62          5.62          5.62          5.62

Class A-11
Avg. Life (yrs)                     5.09         3.80           3.00          2.46          2.08          1.59
Mod Duration (yrs)                  4.13         3.22           2.61          2.18          1.87          1.46
Window (begin-end)(mths)         43 - 84      32 - 64        25 - 50       21 - 41       18 - 35       15 - 26
Expected Final Maturity          9/15/03      1/15/02       11/15/00       2/15/00       8/15/99      11/15/98
Yield @ 100.00%                     6.99         6.97           6.95          6.93          6.91          6.87

Class A-12
Avg. Life (yrs)                     8.10         6.27           5.00          4.11          3.46          2.54
Mod Duration (yrs)                  5.91         4.86           4.05          3.43          2.95          2.24
Window (begin-end)(mths)        84 - 112      64 - 89        50 - 72       41 - 59       35 - 50       26 - 37
Expected Final Maturity          1/15/06      2/15/04        9/15/02       8/15/01      11/15/00      10/15/99
Yield @ 100.00%                     7.31         7.30           7.29          7.28          7.27          7.24

Class A-13
Avg. Life (yrs)                    10.55         8.58           7.00          5.81          4.90          3.67
Mod Duration (yrs)                  7.04         6.11           5.25          4.54          3.96          3.09
Window (begin-end)(mths)       112 - 142     89 - 120        72 - 99       59 - 83       50 - 71       37 - 53
Expected Final Maturity          7/15/08      9/15/06       12/15/04       8/15/03       8/15/02       2/15/01
Yield @ 100.00%                     7.55         7.55           7.54          7.53          7.52          7.50

Class A-14
Avg. Life (yrs)                    15.55        13.20          11.26          9.65          8.32          6.35
Mod Duration (yrs)                  8.64         7.88           7.16          6.47          5.84          4.78
Window (begin-end)(mths)       142 - 274    120 - 242       99 - 221      83 - 198      71 - 173      53 - 136
Expected Final Maturity          7/15/19     11/15/16        2/15/15       3/15/13       2/15/11       1/15/08
Yield @ 100.00%                     7.84         7.84           7.83          7.83          7.83          7.81

                                              PROJECTED PERFORMANCE
                                      Under Varying Prepayment Assumptions

GROUP III LOANS
TO 10% CLEAN-UP CALL

% of Prepayment Assumption          50.0%        75.0%       100.0%        125.0%       150.0%       200.0%
Implied Seasoned CPR                 8.5%        12.8%        17.0%         21.3%        25.5%        34.0%

Class A-14
Avg. Life (yrs)                    13.95        11.08         8.83           7.2         5.96         4.38
Mod Duration (yrs)                  8.22         7.17         6.17          5.32          4.6         3.58
Window (begin-end)(mths)       142 - 177    120 - 136     99 - 107       83 - 87      71 - 72      53 - 53
Expected Final Maturity          6/15/11      1/15/08      8/15/05      12/15/03      9/15/02      2/15/01
Yield @ 100.000%                    7.84         7.83         7.83          7.82         7.81         7.79

GROUP IV LOANS
TO MATURITY

% of Prepayment Assumption          50.0%        75.0%       100.0%        125.0%       150.0%       200.0%
Implied Seasoned CPR                 5.0%         7.5%        10.0%         12.5%        15.0%        20.0%

Class A-15
Avg. Life (yrs)                     9.04         7.71         6.75          6.04         5.49         4.71
Mod Duration (yrs)                  5.29         4.77         4.38          4.08         3.83         3.46
Window (begin-end)               1 - 332      1 - 330      1 - 327       1 - 321      1 - 311      1 - 277
Expected Final Maturity          5/15/24      3/15/24     12/15/23       6/15/23      8/15/22     10/15/19
Yield @ 100.000%                    7.82         7.81         7.81          7.80         7.80         7.79


TO 10% CLEANUP CALL

% of Prepayment Assumption          50.0%        75.0%       100.0%        125.0%       150.0%       200.0%
Implied Seasoned CPR                 5.0%         7.5%        10.0%         12.5%        15.0%        20.0%

Class A-15
Avg. Life (yrs)                     7.64         6.13         5.13          4.44         3.90         3.12
Mod Duration (yrs)                  4.96         4.32         3.83          3.44         3.12         2.60
Window (begin-end)               1 - 177      1 - 136      1 - 107        1 - 87       1 - 72       1 - 53
Expected Final Maturity          6/15/11      1/15/08      8/15/05      12/15/03      9/15/02      2/15/01
Yield @ 100.000%                    7.82         7.81         7.80          7.79          7.78        7.76
